Exhibit 10.1

WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT

This Waiver and Seventh Amendment to Credit Agreement (this “Seventh Amendment”) is made as of this 12th day of March, 2015 by and among Sterling Construction Company, Inc. (“Sterling”) and certain of its affiliates and subsidiaries as set forth on the signature pages hereto (collectively, with Sterling, the “Borrowers”), certain of the Lenders (as defined below) and Comerica Bank, a Texas banking association, as Administrative Agent (“Agent”).

RECITALS

A.                Agent and the financial institutions party thereto fi-om time to time (the “Lenders”) entered into that certain Credit Agreement dated as of October 31, 2007 (as amended, restated or otherwise modified from time to time collectively, the “Credit Agreement”) with the Borrowers, which Credit Agreement has been previously amended pursuant to the certain First Amendment dated as of December 3, 2009, that certain Second Amendment dated as of November 8, 2011, that certain Waiver and Third Amendment dated as of August 8, 2013, that certain Waiver and Fourth Amendment dated as of March 14, 2014, that certain Fifth Amendment dated as of April 29, 2014, and that certain Sixth Amendment to Credit Agreement dated as of September 5, 2014.

B.                 The Borrowers have requested that Agent and Lenders make certain other amendments to the Credit Agreement, and they are willing to do so, but only on the terms and conditions set forth in this Seventh Amendment.

NOW, THEREFORE, Borrowers, Agent and the requisite Lenders agree:

1.	Amendments to Section 1.1.

Each of the existing definitions in the Credit Agreement for the following terms is replaced by each of the following respective definitions:

““Revolving Credit Aggregate Commitment” shall mean the following respective reducing amounts, subject to additional reductions or terminations under Sections

2.11 or 9.2 hereof: $35,000,000 commencing March 12, 2015 and continuing up to and through May 31, 2015; $25,000,000 commencing June 1, 2015 and continuing up to and through August 31, 2015; and $15,000,000 commencing September 1, 2015 and at all times thereafter during the term of this Agreement.”

2.	Regarding Section 7.1(a). Notwithstanding the language in Section 7.1(a) of the Credit Agreement, Borrowers agree that the audited financial statements of Borrowers for Fiscal Year 2014 as described therein (i) will be delivered to Agent no later than March 31, 2015, and (ii) such financial statements will be prepared by an independent nationally recognized accounting firm in accordance with GAAP, will include an opinion which is unqualified (including no going concern comment or qualification), and will contain only comments acceptable to Agent. The failure to satisfy timely all of the foregoing requirements will constitute an Event of Default by reason of failure to comply with Section 7.1 of the Credit Agreement.

3.	Amendment to Section 7.9(a). Section 7.9(a) of the Credit Agreement is deleted in its entirety and following is inserted in its place:

“(a) Commencing April 30, 2015 (and computed on an annualized basis with April, 2015 being the first month of the annualized period), maintain as of the last day of each calendar month a Leverage Ratio of not more than 2.00 to 1.00. At April 30, 2016 (and as of the last day of each calendar month thereafter), the Leverage Ratio will be computed on a trailing-twelve-months basis;”

4.	Amendment of Section 7.9(b). Section 7.9(b) of the Credit Agreement is deleted in its entirety and the following is inserted in its place:

“(b) Commencing April 30, 2015, maintain at all times a Tangible Net Worth of Sterling and its Consolidated Subsidiaries of $75,000,000, to be tested as of the last day of each calendar month;”

5.	Amendment to Schedule 1.1. Schedule 1.1 of the Credit Agreement is hereby deleted in its entirety and is replaced by the Schedule 1.1 set forth in Exhibit A to this Seventh Amendment.

6.	Waiver. Agent and the Lenders waive the Event of Default that occurred as of December 31, 2014 due to Borrowers’ failure to achieve the minimum Tangible Net Worth required as of such date by Section 7.9(b) of the Agreement (as in effect on such date).

7.	Extension Fee. Borrowers shall pay to Agent, for the account of the Lenders, a $400,000 amendment fee (the “Amendment Fee”), payable as follows:

(a)	The first installment of $100,000 is due and payable as of the date of this Seventh Amendment.

(b)	The second installment of $100,000 is due and payable as of June 30, 2015; provided, however, Agent will not require payment of the second installment if on or prior to May 31, 2015 Borrowers have paid in full all Indebtedness and no Lender has any commitment to extend credit under the Credit Agreement.

(c)	The third installment of $100,000 is due and payable as of September 30, 2015; provided, however, Agent will not require payment of the third installment if on or prior to August 31, 2015 Borrowers have paid in full all Indebtedness and no Lender has any commitment to extend credit under the Credit Agreement.

(d)	The fourth installment of $100,000 is due and payable as of December 31, 2015; provided, however, Agent will not require payment of the fourth installment if on or prior to November 30, 2015 Borrowers have paid in full all Indebtedness and no Lender has any commitment to extend credit under the Credit Agreement.

8.	Effectiveness. This Seventh Amendment shall become effective (according to the terms hereof) on the date that the following conditions have been fully satisfied:

(a)	Agent shall have received counterpart copies, with originals to follow of this Seventh Amendment, duly executed and delivered by the Borrowers, the Agent and the requisite Lenders (as applicable) and in form and substance satisfactory to Agent.

(b)	Agent shall have received whatever other documentation it may request in its sole discretion.

(c)	Agent shall have received the $100,000 first installment of the Amendment Fee.

9.	Representations and Warranties. Each Borrower hereby represents and warrants that, after giving effect to the amendments contained herein (a) execution and delivery of this Seventh Amendment, the Joinder Agreements, the Note and any by each Borrower of its obligations under the Credit Agreement as amended hereby and as amended prior to the date hereof (herein, as so amended, the “Amended Credit Agreement”) are within each Borrower’s corporate powers, have been duly authorized, are not in contravention of law or the terms of its articles of incorporation or bylaws or other organic documents of the parties thereto, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Seventh Amendment or the Amended Credit Agreement, of any governmental body, agency or authority, and this Seventh Amendment, the Amended Credit Agreement, and any other Loan Documents required to be delivered hereunder, will constitute the valid and binding obligations of the Borrowers enforceable in accordance with its terms, except as enforcement thereof 1nay be limited by applicable bankruptcy, reorganization, insolvency, moratorium, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in this Seventh Amendment, the Amended Credit Agreement and any other Loan Documents required to be delivered hereunder are true and correct on and as of the date hereof (except to the extent such representations specifically relate to an earlier date), and such representations and warranties are and shall remain continuing representations and warranties during the entire life of the Seventh Amendment, the Amended Credit Agreement and any other Loan Documents required to be delivered hereunder and (c) as of the date hereof (after giving effect to the waiver contained in Section 2 hereof), no Default or Event of Default shall have occurred and be continuing.

10.	Reaffirmation; Ratification. Each Borrower hereby acknowledges, agrees, ratifies, reaffirms, covenants and agrees to be bound by each of the Loan Documents to which it is named as a party, including but not limited to the Credit Agreement, the Security Agreement, any joinder to the Credit Agreement, any joinder to the Security Agreement, any Notes, and any Mortgages.

11.	No Waiver. Except as specifically set forth above, this Seventh Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents, or to constitute a waiver by the Agent or any Lender of any right or remedy under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents.

12.	No Course of Dealing. Each Borrower hereby acknowledges and agrees that this Seventh Amendment and the amendments and waivers contained herein do not constitute any course of dealing or other basis for altering any obligation of such Borrower or any other party or any rights, privilege or remedy of the Agent or any Lender under the Credit Agreement, any other Loan Document, any other agreement or document, or any contract or instrument.

13.	Capitalized Terms. Unless otherwise defined to the contrary herein, all capitalized terms used in this Seventh Amendment shall have the meaning set forth in the Credit Agreement.

14.	Counterparts; Signatures. This Seventh Amendment may be executed in counterpart in accordance with Section 13.9 of the Credit Agreement. Delivery of a signature page to this Seventh Amendment, the Joinder Agreements, the Note or any other Loan Document by telecopy or other electronic means shall be effective (for all purposes) as delivery of a manually executed counterpart of this Seventh Amendment, the Joinder Agreements, the Note or any other Loan Document.

15.	NO CLAIMS. EACH BORROWER HEREBY ACKNOWLEDGES THAT: (A) IT HAS NO DEFENSES, CLAIMS OR SET-OFFS TO THE ENFORCEMENT BY ANY LENDER OR THE AGENT OF SUCH BORROWER’S LIABILITIES, OBLIGATIONS AND AGREEMENTS ON THE DATE HEREOF; (B) TO ITS KNOWLEDGE, EACH LENDER AND THE AGENT HAVE FULLY PERFORMED ALL UNDERTAKINGS AND OBLIGATIONS OWED TO IT AS OF THE DATE HEREOF; AND (C) EXCEPT TO THE LIMITED EXTENT EXPRESSLY SET FORTH IN THIS SEVENTH AMENDMENT, EACH LENDER AND THE AGENT DO NOT WAIVE, DIMINISH OR LIMIT ANY TERM OR CONDITION CONTAINED IN THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH BORROWER HEREBY REMISES, RELEASES, ACQUITS, SATISFIES AND FOREVER DISCHARGES THE LENDERS AND THE AGENT, THEIR AGENTS, EMPLOYEES, OFFICERS, DIRECTORS, PREDECESSORS, ATTORNEYS AND ALL OTHERS ACTING OR PURPORTING TO ACT ON BEHALF OF OR AT THE DIRECTION OF THE LENDERS AND THE AGENT (“RELEASEES”), OF AND FROM ANY AND ALL MANNER OF ACTIONS, CAUSES OF ACTION, SUIT, DEBTS, ACCOUNTS, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, VARIANCES, DAMAGES, JUDGMENTS, CLAIMS AND DEMANDS WHATSOEVER, IN LAW OR IN EQUITY, WHICH ANY OF SUCH PARTIES EVER HAD, NOW HAS OR, TO THE EXTENT ARISING FROM OR IN CONNECTION WITH ANY ACT, OMISSION OR STATE OF FACTS TAKEN OR EXISTING ON OR PRIOR TO THE DATE HEREOF, MAY HAVE AFTER THE DATE HEREOF AGAINST THE RELEASEES, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER THROUGH THE DATE HEREOF. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH BORROWER WAIVES AND AFFIRMATIVELY AGREES NOT TO ALLEGE OR

OTHERWISE PURSUE ANY DEFENSES, AFFIRMATIVE DEFENSES, COUNTERCLAIMS, CLAIMS, CAUSES OF ACTION, SETOFFS OR OTHER RIGHTS THEY DO, SHALL OR MAY HAVE AS OF THE DATE HEREOF, INCLUDING, BUT NOT LIMITED TO, THE RIGHTS TO CONTEST: (A) THE RIGHT OF THE AGENT AND EACH LENDER TO EXERCISE ITS RIGHTS AND REMEDIES DESCRIBED IN THIS SEVENTH AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS; (B) ANY PROVISION OF THIS SEVENTH AMENDMENT OR ANY OF THE OTHER THE LOAN DOCUMENTS; OR (C) ANY CONDUCT OF THE LENDERS OR OTHER RELEASEES RELATING TO OR ARISING OUT OF THE CREDIT AGREEI\1ENT OR THE OTHER LOAN DOCUI\1ENTS ON OR PRIOR TO THE DATE HEREOF.

16.	Laws of Texas. This Seventh Amendment shall be construed in accordance with and governed by the laws of the State of Texas (without giving effect to principles of conflict of laws).

17.	No Oral Agreements. Each of the undersigned parties hereby covenant and agree as follows:

(a)	The rights and obligations of the parties shall be determined solely from the written “Loan Agreement” (as such term is defined in Section 26.02(a)(2) of the Texas Business and Commerce Code) executed and delivered in connection with the Advances, and any oral agreements between or among the parties are superseded by and merged into the Credit Agreement.

(b)	This Seventh Amendment, the Joinder Agreements, the Note, the Credit Agreement and each of the other Loan Documents has not been and may not be varied by any oral agreements or discussions that have or may occur before, contemporaneously with, or subsequent thereto.

(c)	THE WRITTEN SEVENTH AMENDMENT, THE JOINDER AGREEMENTS, THE NOTE, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EACH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURE PAGES FOLLOW IMMEDIATELY HEREAFTER]

WITNESS the due execution hereof as of the day and year first above written.

Signature Page to Waiver and Seventh Amendment to Credit Agreement

Signature Page to Waiver and Seventh Amendment to Credit Agreement

Signature Page to Waiver and Seventh Amendment to Credit Agreement

Signature Page to Waiver and Seventh Amendment to Credit Agreement

EXHIBIT A

Schedule 1.1* Applicable Margin Grid Credit Agreement

(basis points per annum)

Basis for Pricing
Revolving Credit Eurodollar Margin	525.00
Revolving Credit Prime-Based Rate Margin	350.00
Revolving Credit Facility Fee	25.00
Letter of Credit Fees (exclusive of facing fees)	275.00

* Definitions as set forth in the Credit Agreement